STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1999



                      American Century Mutual Funds, Inc.



                         [american century logo(reg.sm)]
                                    American
                                     Century


                                   Growth Fund
                                   Ultra Fund
                                   Select Fund
                                   Vista Fund
                                  Heritage Fund
                                  Balanced Fund
                             Tax-Managed Value Fund
                                  Giftrust Fund
                             New Opportunities Fund
                             Limited-Term Bond Fund
                           Intermediate-Term Bond Fund
                                    Bond Fund
                                 High-Yield Fund


--------------------------------------------------------------------------------
                       AMERICAN CENTURY MUTUAL FUNDS, INC.


   This Statement of Additional Information adds to the discussion in the funds' Prospectuses, dated March 1, 1999, but is not a prospectus. If you would like a copy of a Prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century's Web site at www.americancentury.com.


   This Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all shareholders. You may obtain a free copy of the funds' annual or semiannual reports by calling 1-800-345-2021.

                    Distributed by Funds Distributor, Inc.


                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 1, 1999

 TABLE OF CONTENTS

The Funds' History ..........................................................  2

Fund Investment Guidelines ..................................................  2
    Growth, Ultra, Select, Vista, Heritage,
      Giftrust and New Opportunities ........................................  2
    Balanced ................................................................  3
    Tax-Managed Value .......................................................  3
    Limited-Term Bond, Intermediate-Term Bond
      and Bond ..............................................................  3

Detailed Information About the Funds ........................................  7
    Investment Strategies and Risks .........................................  7
    Investment Policies ..................................................... 17
    Portfolio Turnover ...................................................... 18

Management .................................................................. 19
    The Board of Directors .................................................. 19
    Officers ................................................................ 21
The Fund's Principal Shareholders ........................................... 23

Service Providers ........................................................... 24
       Investment Advisor ................................................... 24
       Transfer Agent and Administrator ..................................... 25
       Distributor .......................................................... 25

Other Service Providers ..................................................... 25

Brokerage Allocation ........................................................ 27
    Select, Heritage, Growth, Ultra, Vista,
      Tax-Managed Value, Giftrust and the
      Equity Portion of Balanced ............................................ 27
    Limited-Term Bond, Intermediate-Term Bond,
      Bond, High-Yield and the Fixed-Income
      Portion of Balanced ................................................... 27
Information About Fund Shares ............................................... 28
    Multiple Class Structure ................................................ 28
    Buying and Selling Fund Shares .......................................... 30
    Valuation of a Fund's Securities ........................................ 30

Taxes ....................................................................... 31

How Fund Performance
  Information Is Calculated ................................................. 32

Financial Statements ........................................................ 36

Explanation of Fixed-
  Income Securities Ratings ................................................. 37


STATEMENT OF ADDITIONAL INFORMATION                                           1


 THE FUNDS' HISTORY


    American Century Mutual Funds, Inc. is a registered open-end management investment company that was organized in 1957 as a Delaware corporation under the name Twentieth Century Investors, Inc. In 1990, the company reorganized as a Maryland corporation, and in January 1997 it changed its name to American Century Mutual Funds, Inc. Throughout this Statement of Additional Information we refer to American Century Mutual Funds as the corporation.

    Each fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, tax identification and stock registration numbers.


FUND INVESTMENT GUIDELINES


    This section explains the extent to which the funds' advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing a fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, "Investment Strategies and Risks," which begins on page 7. In the case of the funds' principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectuses.

    Each fund is a diversified open-end investment company as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer.

    To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.


GROWTH, ULTRA, SELECT, VISTA, HERITAGE, GIFTRUST  AND NEW OPPORTUNITIES


    In general, within the restrictions outlined here and in the funds' Prospectuses, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.


    Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the advisor's intention that each

                           INVESTOR CLASS              ADVISOR CLASS               INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------
                           Ticker      Inception       Ticker     Inception        Ticker    Inception
Fund                       Symbol      Date            Symbol     Date             Symbol    Date
-------------------------------------------------------------------------------------------------------

Growth                     TWCGX       10/31/58        TWRAX      06/04/97         TWGIX     06/16/97
Ultra                      TWCUX       11/02/81        TWUAX      10/02/96         TWUIX     11/14/96
Select                     TWCIX       10/31/58        TWCAX      08/08/97         TWSIX     03/13/97
Vista                      TWCVX       11/25/83        TWVAX      10/02/96         TWVIX     11/14/96
Heritage                   TWHIX      11/10/87         ATHAX      07/11/97         N/A       N/A
Balanced                   TWBIX      11/20/88         TWBAX      01/06/97         N/A       N/A
Tax-Managed Value          N/A        3/1/99(est.)     N/A        3/1/99(est.)     N/A       3/1/99(est.)
Giftrust                   TWGTX      11/25/83         N/A        N/A              N/A       N/A
New Opportunities          TWNOX      12/26/96         N/A        N/A              N/A       N/A
Limited-Term Bond          N/A        03/01/94         N/A        N/A              N/A       N/A
Intermediate-Term Bond     TWITX      03/01/94         N/A        N/A              N/A       N/A
Bond                       TWLBX      03/02/87         N/A        N/A              N/A       N/A
High-Yield                 ABHIX      09/30/97         N/A        N/A              N/A       N/A
--------------------------------------------------------------------------------------------------------



2                                                   AMERICAN CENTURY INVESTMENTS



fund will generally consist of domestic and foreign common stocks and equity equivalent securities. However, subject to the specific limitations applicable to a fund, the funds' management teams may invest the assets of each fund in varying amounts in other instruments, such as those reflected in Table 1 on page 6, when such a course is deemed appropriate in order to attempt to attain a fund's investment objective. Senior securities that, in the opinion of the managers, are high-grade issues also may be purchased for defensive purposes.


    So long as a sufficient number of such securities are available, the managers intend to keep the funds fully invested in stocks that demonstrate accelerating growth, regardless of the movement of stock prices, generally. In most circumstances, the funds' actual level of cash and cash equivalents will be less than 10%. The managers may use S&P 500 Index futures as a way to expose the funds' cash assets to the market, while maintaining liquidity. As mentioned in the Prospectuses, the managers may not leverage the funds' portfolios, so there is no greater market risk to the funds than if they purchase stocks. See "Derivative Securities," page 8, "Short-Term Securities," page 10 and "Futures and Options," page 11 .

BALANCED


    In general, within the restrictions outlined here and in the fund's Prospectus, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. As a matter of fundamental policy, the managers will invest approximately 60% of the Balanced portfolio in equity securities and the remainder in bonds and other fixed-income securities. The equity portion of the fund generally will be invested in equity securities of companies comprising the 1,500 largest publicly traded companies in the United States. The fund's investment approach may cause its equity portion to be more heavily invested in some industries than in others. However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, as a diversified investment company, its investments in a single issue are limited, as described above in "Fund Investment Guidelines". The fund managers also may purchase foreign securities, convertible securities, stock index futures contracts and similar securities, and short-term securities. See Table 1, page 6.

    The fixed-income portion of the fund generally will be invested in a diversified portfolio of high-grade government, corporate, asset backed and similar securities. There are no maturity restrictions on the fixed-income securities in which the fund invests, but under normal conditions the weighted average maturity for the fixed-income portion of the fund will be in the 3-10 year range. The managers will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the fund may purchase are described in the Prospectus. For a description of the fixed-income securities rating system, see "Explanation of Fixed-Income Securities Ratings," on page 37.

TAX-MANAGED VALUE

    The fund managers of Tax-Managed Value will invest primarily in stocks of medium to large companies that the managers believe are undervalued at the time of purchase. The fund manager will usually purchase common stocks of U.S. and foreign companies, but they can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, notes, bonds and other debt securities. See Table 1.


LIMITED-TERM BOND, INTERMEDIATE-TERM BOND AND BOND

    To achieve their objectives, the funds may invest in diversified portfolios of high- and medium-grade debt securities payable in U.S. currency. Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment-grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes, up to 100% of its assets, in short-term securities.


STATEMENT OF ADDITIONAL INFORMATION                                          3



    The funds may invest in securities that at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the advisor, as follows: short-term notes within the two highest categories, e.g., at least MIG-2 by Moody's Investor Services (Moody's) or SP-2 by Standard and Poor's Corporation (S&P); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the U.S. government and its agencies and instrumentalities
(described below); other types of securities rated at least P-2 by Moody's or A-2 by S&P.

    The managers will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices are rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.

    The government securities in which the funds may invest include: (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

    Mortgage-related securities in which the funds may invest include collateralized mortgage obligations (CMOs) issued by a U.S. agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.


    The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the U.S. government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.


    For the purpose of determining the weighted average portfolio maturity of the funds, the managers shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, the managers make assumptions regarding repayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment assumed by the managers when purchasing those securities. Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. See "Basics of Fixed-Income Investing," in the funds' Prospectus.

    As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the managers, up to 100% of its assets in short-term securities. See "Short-Term Securities," page 10. These investments must meet the rating standards for the funds. To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated for



4                                            STATEMENT OF ADDITIONAL INFORMATION



the fund. The funds may buy and sell interest rate futures contracts relating to debt securities and bond indexes and may write and buy put and call options relating to interest rate futures contracts for the purpose of achieving their investment objectives. See "Futures and Options," page 11.


HIGH-YIELD


    The fund invests primarily in lower-rated, higher- yielding corporate bonds, debentures and notes, which are subject to greater credit risk and consequently offer higher yield. The fund also may purchase


    *   government securities

    *   zero-coupon, step-coupon and pay-in-kind securities

    *   convertible securities

    *   loan interests

    * common stock or other equity-related securities (limited to 20% of fund assets)

    *   short-term securities


    Up to 40% of the fund's assets may be invested in foreign securities. The fund also may purchase and sell interest rate futures contracts and related options. See "Futures and Options," page 11.

    The securities purchased by the fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that the managers deem of comparable quality. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.


    Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing. In the event of a default, the fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.


    The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws also may have a greater negative impact on the market for lower quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the managers may elect to treat such securities as unrated debt.


    The fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities.


STATEMENT OF ADDITIONAL INFORMATION                                          5




    The following table identifies some of the investments and techniques the funds' managers may use. A percentage is listed for those investments and techniques that have a limitation on the amount of a fund's assets that can be invested in that way.



TABLE 1

                                                          Limited-
                                                         Term Bond,
                         Growth                        Intermediate-                                    Tax-
                          Ultra     Vista      High     Term Bond,       New                           Managed
                         Select   Heritage     Yield       Bond     Opportunities  Giftrust  Balanced   Value

__________________________________________________________________________________________________________________
EQUITY SECURITIES
__________________________________________________________________________________________________________________
Foreign Securities          X         X         40%          X            X            X         X        X
------------------------------------------------------------------------------------------------------------------
Convertible Securities      X         X          X                        X            X         X        X
------------------------------------------------------------------------------------------------------------------
Short Sales                 X         X          X                        X            X         X        X
------------------------------------------------------------------------------------------------------------------
Portfolio Lending        33 1/3%   33 1/3%    33 1/3%      33 1/3%     33 1/3%      33 1/3%   33 1/3%  33 1/3%
------------------------------------------------------------------------------------------------------------------
Derivative Securities       X         X          X           X            X            X         X        X
------------------------------------------------------------------------------------------------------------------
Investments in
Companies with
Limited Operating
Histories                   5%        10%        15%         5%           10%          10%       5%        X
------------------------------------------------------------------------------------------------------------------
Other Investment
Companies                  10%        10%        10%         10%          10%          10%      10%       10%
------------------------------------------------------------------------------------------------------------------
Repurchase Agreement        X         X          X           X            X            X         X         X
------------------------------------------------------------------------------------------------------------------
When-Issued and Forward
Commitment Agreements       X         X          X           X            X            X         X         X
------------------------------------------------------------------------------------------------------------------
Illiquid Securities        15%        15%        15%         15%          15%          15%      15%       15%
------------------------------------------------------------------------------------------------------------------
Restricted Securities       X         X          X           X            X            X         X         X
------------------------------------------------------------------------------------------------------------------
Short-Term Securities       X         X          X          35%           X            X         X         X
------------------------------------------------------------------------------------------------------------------
Futures & Options           X         X          X           X            X            X         X         X
------------------------------------------------------------------------------------------------------------------
Forward Currency
Exchange Contracts          X         X          X           X            X            X         X         X
__________________________________________________________________________________________________________________
FIXED-INCOME SECURITIES
__________________________________________________________________________________________________________________
  Municipal Notes                                X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Municipal Bonds                                X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Variable- and
  Floating-Rate
  Obligations                                    X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Obligations with
  Term Puts Attached                             X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Tender Option Bonds                            X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Zero-Coupon                                    X           X
------------------------------------------------------------------------------------------------------------------
  Inverse Floaters                               X           X                                             X
------------------------------------------------------------------------------------------------------------------
  Loan Interests                                 X




6                                            STATEMENT OF ADDITIONAL INFORMATION


DETAILED INFORMATION ABOUT THE FUNDS

INVESTMENT STRATEGIES AND RISKS


    This section describes various investment vehicles and techniques that the fund managers can use in managing a fund's assets. It also details the risks associated with each, because each technique contributes to a fund's overall risk profile. To determine whether a fund may invest in a particular investment vehicle, consult Table 1, page 6.


FOREIGN SECURITIES

    Each fund may invest in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.


    An unlimited portion of each fund's total assets may be invested in the securities of foreign issuers, except for High-Yield. High-Yield may invest up to 40% of its assets in foreign securities.

    Investments in foreign securities may present certain risks, including those resulting from future political and economic developments, clearance and settlement risk, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.


    Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the fund could be affected by changes in foreign currency exchange rates. The value of a fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.

    Each fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Securities," page 8.

CONVERTIBLE SECURITIES


    A convertible security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, like all fixed- income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

    Convertible  securities  generally  are  subordinated  to other  similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


    Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market


7                                            STATEMENT OF ADDITIONAL INFORMATION



fluctuations. Investing in synthetic convertible securities involves the risk normally found in holding the securities comprising the synthetic convertible security.


SHORT SALES

    A fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.

    A fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

PORTFOLIO LENDING

    In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's net assets valued at market except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.


DERIVATIVE SECURITIES

    To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

    Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

    There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.


    No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the funds may not invest in oil and gas leases or futures.


    The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

    There  are  a  range  of  risks  associated  with  derivative   investments,
including:


    * the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;



8                                                  AMERICAN CENTURY INVESTMENTS


    * the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

    * the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

    *    the risk that the counterparty will fail to perform its obligations.

    The Board of Directors has approved the managers' policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The managers will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the managers' policy for investments in the derivative securities annually.


INVESTMENT IN COMPANIES WITH LIMITED OPERATING HISTORIES

    As indicated in Table 1, the funds may invest a portion of their assets in the securities of issuers with limited operating history. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

    Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

OTHER INVESTMENT COMPANIES


    Each of the funds may invest up to 10% of its total assets in other mutual funds, including those advised by the advisor, provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the fund's total assets with respect to any one investment company and (c) 10% of a fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.



REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

    A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.


    Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.


    The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into


STATEMENT OF ADDITIONAL INFORMATION                                            9


such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

    No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

    When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, a fund will establish and maintain until the settlement date a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

RESTRICTED AND ILLIQUID SECURITIES

    The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.


    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.


SHORT-TERM SECURITIES

    In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.

    Examples of those securities include

    * Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

    *    Commercial Paper

    *    Certificates of Deposit and Euro Dollar Certificates of Deposit

    *    Bankers' Acceptances

    *    Short-term notes, bonds, debentures or other debt instruments

    *    Repurchase agreements


10                         AMERICAN CENTURY INVESTMENTS


FUTURES AND OPTIONS

    Each fund may enter into futures contracts, options or options on futures contracts. Funds may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to

    * protect against a decline in market value of the fund's securities (taking a short futures position), or

    * protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

    * provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

    Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

    Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.


    For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The fund may engage in futures and options transactions based on securities indices that are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500 Index for equity funds. The fund also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.


    Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

    Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. They do not constitute margin transactions for purposes of the fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable , a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.


STATEMENT OF ADDITIONAL INFORMATION                                         11


RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS


    Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund's return.

    A fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.


    A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

    By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

    Although they do not currently intend to do so, the funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

    Each fund may enter into futures contracts, options or options on futures contracts.


    Under the Commodity Exchange Act, a fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, each fund will segre-



12                                                 AMERICAN CENTURY INVESTMENTS



gate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.


FORWARD CURRENCY EXCHANGE CONTRACTS

    The funds conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

    The funds expect to use forward contracts under two circumstances:


    (1) When the fund managers wish to "lock in" the U.S. dollar price of a security when a fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or

    (2) When the fund managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

    In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

    Under the second circumstance, when the fund managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will segregate on its records cash or securities in an amount sufficient to cover its obligations under the contract.

    The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The fund managers do not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parties will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the managers believe that it is important to have flexibility to enter into such forward contracts when they determine that a fund's best interests may be served.

    At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.


    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

MUNICIPAL NOTES

    Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

    Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem


STATEMENT OF ADDITIONAL INFORMATION                                        13


property, income, sales, use and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

    Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.


    Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.


MUNICIPAL BONDS

    Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

    General Obligation (GO) Bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

    Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

    Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

VARIABLE- AND FLOATING-RATE OBLIGATIONS

    The funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities, or floaters, have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

OBLIGATIONS WITH TERM PUTS ATTACHED

    Each fund may invest in fixed-rate bonds subject to third-party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.


    The fund managers expect that the funds will pay more for securities with puts attached than for securities without these liquidity features. The fund managers may buy securities with puts attached to keep a fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the fund's investments.


    To ensure that the interest on municipal securities subject to puts is tax-exempt to the funds, the advisor limits the funds' use of puts in accordance with


14                                                 AMERICAN CENTURY INVESTMENTS


applicable interpretations and rulings of the Internal Revenue Service (IRS).

    Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the funds' weighted average maturities. When a fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

    There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a fund attempts to exercise the put. To minimize such risks, the funds will purchase obligations with puts attached only from sellers deemed creditworthy by the advisor under the direction of the Board of Directors.


TENDER OPTION BONDS

    Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to money market funds. However, any of the funds may purchase these instruments.


    TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

    There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the fund managers monitor the credit quality of bonds underlying the funds' TOB holdings and intend to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.


    The fund managers also take steps to minimize the risk that the fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (a) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (b) legal opinions relating to the tax ownership of the underlying bonds, and (c) other elements of the structure that could result in taxable income or other adverse tax consequences. After purchase, the fund managers monitor factors related to the tax-exempt status of the fund's TOB holdings in order to minimize the risk of generating taxable income.


ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

    Zero-coupon, step-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid certain excise tax, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


INVERSE FLOATERS


    An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

    Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security


STATEMENT OF ADDITIONAL INFORMATION                                         15


is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

    In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

    (i) Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

    (ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

    Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

    Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

    Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

    The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

LOAN INTERESTS

    Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by the funds may have a maturity of any number of days or years, and may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any nationally recognized securities rating organization and are, at present, not readily marketable and may be subject to contractual restrictions on resale.


16                                                 AMERICAN CENTURY INVESTMENTS


INVESTMENT POLICIES

    Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

FUNDAMENTAL INVESTMENT POLICIES

    The funds' investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

    For purposes of the investment restriction relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.


Subject            Policy
--------------------------------------------------------------------------------
Senior Securities  A fund may not issue senior securities,  except as permitted under the Investment Company Act.
--------------------------------------------------------------------------------
Borrowing          A fund may not borrow money, except for temporary or
                   Emergency purposes (not for leveraging or investment)
                   in an amount not exceeding 331/3% of the fund's total
                   assets (including the amount borrowed) less liabilities
                   (other than borrowings).
--------------------------------------------------------------------------------
Lending            A fund may not lend any security or make any other loan
                   if, as a result, more than 331/3% of the fund's total
                   assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its
                   investment objective, policies and limitations or (ii) by
                   engaging in repurchase  agreements with respect to
                   portfolio securities.
--------------------------------------------------------------------------------
Real Estate        A fund may not  purchase  or sell real  estate  unless
                   acquired  as a result of  ownership  of  securities  or other instruments.  This  policy  shall  not  prevent  a fund  from investing in securities or other  instruments  backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
--------------------------------------------------------------------------------
Concentration      A fund may not concentrate its investments in securities
                   of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its
                   agencies or instrumentalities).
--------------------------------------------------------------------------------
Underwriting       A fund may not act as an underwriter of securities issued
                   by others, except to the extent that the fund may be
                   considered an underwriter within the meaning of the
                   Securities  Act of  1933  in the  disposition  of  restricted securities.
--------------------------------------------------------------------------------
Commodities        A fund may not purchase or sell physical  commodities  unless acquired  as a result of  ownership  of  securities  or other instruments; provided that this limitation shall not prohibit the fund from  purchasing  or  selling  options  and  futures
                   contracts   or  from   investing  in   securities   or  other
                   instruments backed by physical commodities.
--------------------------------------------------------------------------------
Control            A fund may not invest for purposes of exercising control over management.
--------------------------------------------------------------------------------



STATEMENT OF ADDITIONAL INFORMATION                                       17


NONFUNDAMENTAL INVESTMENT POLICIES

  In addition, the funds are subject to the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors.


Subject          Policy
--------------------------------------------------------------------------------
Diversification  A fund may not purchase additional investment securities at
                 Any time during which  outstanding  borrowings exceed 5% of the total assets of the fund.
--------------------------------------------------------------------------------
Liquidity        A fund may not purchase any security or enter into a Repurchase agreement  if,  as a result,  more  than 15% of its net  assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal  and interest  within seven days and in  securities  that are  illiquid  by  virtue  of legal or contractual  restrictions on resale or the absence of a readily available market.
--------------------------------------------------------------------------------
Short Sales      A fund may not sell securities short, unless it owns or has
                 The right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
--------------------------------------------------------------------------------
Margin           A fund may not purchase securities on margin, except to
                 obtain such short-term credits as are necessary for the
                 clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on
                 margin.
--------------------------------------------------------------------------------

    The Investment Company Act imposes certain additional restrictions upon acquisition by the funds of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the Securities and Exchange Commission nor any other agency of the federal or state agency participates in or supervises the management of the funds or their investment practices or policies.


    The Investment Company Act also provides that the funds may not invest more than 25% of their assets in the securities of issuers engaged in a single industry. In determining industry groups for purposes of this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. In the interest of ensuring adequate diversification, the funds monitor industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The funds believe that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the funds to forego investment possibilities that may otherwise be available to them under the Investment Company Act.

PORTFOLIO TURNOVER

TAX-MANAGED VALUE FUND


    The fund managers of Tax-Managed Value seek to minimize realized capital gains by keeping portfolio turnover low and generally holding its investments for long periods. Because a higher turnover rate would increase transaction costs and may increase taxable capital gains, the managers carefully weigh the potential benefits of short-term investing against the tax impact such investing would have on the fund's shareholders.


OTHER FUNDS


    The portfolio turnover rates of the funds (other than the Tax-Managed Value) are shown in the Financial Highlights table in the Prospectuses.

    With respect to each other fund, the managers will purchase and sell securities without regard to the length of time the security has been held. Accordingly, the fund's rate of portfolio turnover may be substantial.



18                                                  AMERICAN CENTURY INVESTMENTS



    The funds intend to purchase a given security whenever the managers believe it will contribute to the stated objective of the fund. In order to achieve each fund's investment objective, the managers will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the managers believe that the security is not fulfilling its purpose, either because, among other things, it did not live up to the managers' expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

    When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

    Since investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the managers believe that the rate of portfolio turnover is irrelevant when they believe a change is in order to achieve those objectives. As a result, the fund's annual portfolio turnover rate cannot be anticipated and may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, since short-term capital gains are taxable as ordinary income. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.

    Since the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates that will be attained in the future.

    For Vista, the higher portfolio turnover rate for 1998 resulted from efforts to improve the fund's performance, which included replacing underperforming stocks and increasing the fund's diversification across a broader range of industries. As a result, a greater number of stocks were sold and purchased during 1998 than has been the fund's historical practice.



MANAGEMENT

THE BOARD OF DIRECTORS


    The Board of Directors oversees the management of the funds and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the funds, it has hired the advisor to do so. Two-thirds of the directors are "independent" of the funds' advisor, that is, they are not employed by and have no financial interest in the advisor.

    The individuals listed in the table on the next page whose names are marked by an asterisk (*) are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds; the advisor, American Century Investment
Management, Inc. (ACIM); the funds' agent for transfer and administrative services, American Century Services Corporation (ACSC); the parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; the funds' distribution agent and co-administrator, Funds Distributor, Inc. (FDI); or other funds advised by the advisor. Each director listed below serves as a director of six registered investment companies in the American Century family of funds, which are also advised by the advisor. The address at which each director listed on the following page may be contacted is American Century Tower I, 4500 Main Street, Kansas City, Missouri 64111.



STATEMENT OF ADDITIONAL INFORMATION                                          19



Name (Age)                   Position(s) Held         Principal Occupation(s) during
                             With Fund                Past Five Years
--------------------------------------------------------------------------------------------------------------
James E. Stowers, Jr.* (74)  Director,                Chairman, Director and controlling shareholder, ACC,
                             Chairman of the Board    Chairman and Director, ACIM, ACSC and ACIS
                                                      Father of James E. Stowers III
--------------------------------------------------------------------------------------------------------------
James E. Stowers III* (40)   Director                 Director and Chief Executive Officer,
                                                      ACC, ACIM, ACSC and ACIS
                                                      Son of James E. Stowers, Jr.
--------------------------------------------------------------------------------------------------------------
Thomas A. Brown (58)         Director                 Director of Plains States Development, Applied
                                                      Industrial Technologies, Inc., a corporation engaged
                                                      in the sale of bearings and power transmission
                                                      products
--------------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D. (65) Director                 Retired, formerly a general surgeon
--------------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D. (54)   Director                 Senior Vice President and Associate
                                                      Director, Midwest Research Institute
--------------------------------------------------------------------------------------------------------------
D.D. (Del) Hock (63)         Director                 Retired, formerly Chairman, Public
                                                      Service Company of Colorado; Director, Service
                                                      Tech, Inc., Hathaway Corporation, and J.D. Edwards
                                                      & Company
--------------------------------------------------------------------------------------------------------------
Donald H. Pratt (60)         Director,                President and Director, Butler
                                                      Manufacturing Company Vice Chairman of the Board
--------------------------------------------------------------------------------------------------------------
Lloyd T. Silver, Jr. (70)    Director                 President, LSC, Inc., manufacturer's representative
--------------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord (52)  Director                 Senior Vice President, Finance, Sprint Corporation;
                                                      Director, DST Systems, Inc.
--------------------------------------------------------------------------------------------------------------


COMMITTEES


    The Board has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below. The director first named acts as chairman of the committee.

Committee    Members                 Function of Committee
--------------------------------------------------------------------------------------------------------------
Executive    James E. Stowers, Jr.   The Executive Committee performs the functions of the Board of
             James E. Stowers III    Directors between Board meetings, subject to the limitations on it
             Donald H. Pratt         power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole Board.
--------------------------------------------------------------------------------------------------------------
Compliance   Thomas A. Brown         The Compliance Committee reviews the results of the funds'
             Donald H. Pratt         compliance testing program, reviews quarterly reports from the
             Lloyd T. Silver, Jr.    advisor to the Board regarding various compliance
             Andrea C. Hall, Ph.D    matters and monitors the implementation of the funds' Code of Ethics, including any violations thereof.
--------------------------------------------------------------------------------------------------------------
Audit        M. Jeannine Strandjord  The Audit Committee recommends the engagement of the funds'
             Robert W. Doering, M.D. independent auditors and oversees its activities. The Committee
             D.D. (Del) Hock         receives reports from the advisor's Internal Audit Department, which is accountable to the Committee. The Committee also receives reporting about compliance matters affecting the funds.
--------------------------------------------------------------------------------------------------------------
Nominating  Donald H. Pratt          The Nominating Committee primarily considers and recommends
            D.D. (Del) Hock          individuals for nomination as directors. The names of potential
            James E. Stowers III     director candidates are drawn from a number of sources, including recommendations from members of the Board, management and shareholders.
                                     This committee also reviews and makes recommendations to the Board with respect to the composition of Board committees and other
                                     Board-related matters, including its organization, size,
                                     composition, responsibilities, functions and compensation.
--------------------------------------------------------------------------------------------------------------



20                                              AMERICAN CENTURY INVESTMENTS


COMPENSATION OF DIRECTORS


    The directors also serve as directors for five American Century investment companies other than American Century Mutual Funds, Inc. Each director who is not an "interested person" as defined in the Investment Company Act receives compensation for service as a member of the Board of all six such companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the six investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

    The table presented shows the aggregate compensation paid by ACMF for the periods indicated and by the American Century family of funds to each director who is not an "interested person" as defined in the Investment Company Act.

Aggregate Director Compensation for Fiscal Year Ended October 31, 1998
--------------------------------------------------------------------------------
                                     Total               Total Compensation
                                  Compensation                from the
                                    from the              American Century
Name of Director                    Funds (1)            Family of Funds(2)
--------------------------------------------------------------------------------

Thomas A. Brown                    $41,010                    $51,000

Robert W. Doering, M.D.             38,584                     49,000

Andrea C. Hall, Ph.D.               38,210                     49,000

D.D. (Del) Hock                     37,263                     49,000

Donald H. Pratt                     39,515                     51,000

Lloyd T. Silver, Jr.                37,263                     49,000

M. Jeannine Strandjord              39,773                     51,000
--------------------------------------------------------------------------------

(1) Includes compensation paid to the directors during the fiscal year ended October 31, 1998, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors and Trustees. The total amount of deferred compensation included in the preceding table is as follows: Mr. Brown, $5,579; Dr. Hall, $17,196; Mr. Hock, $34,393; Mr. Pratt, $12,043 and
     Ms. Strandjord, $33,642.

(2) Includes compensation paid by the 13 investment company members of the American Century family of funds.


    The funds have adopted the American Century Deferred Compensation Plan for Non-Interested Directors and Trustees. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds.


    All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.


    No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.

    The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

    No deferred fees were paid to any director under the plan during the fiscal year ended October 31, 1998.

OFFICERS


    Background information for the officers of the funds is provided on page 22. All persons named as officers of the funds also serve in similar capacities for the 12 other investment companies advised by American Century. Not all officers of the funds are listed; only those officers with policy-making functions for the funds are listed. No officer is compensated for his or her service as an officer of the funds. The individuals listed in the following table are interested persons of the funds (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the funds, the holding company of the funds' investment advisor and transfer agent (ACC), ACC's subsidiaries (including ACIM and ACSC), or the funds' distributor (FDI), as specified in the following table.



STATEMENT OF ADDITIONAL INFORMATION                                       21


                            Positions
Name (Age)                  Held With      Principal Occupation(s)
Address                     Fund           During Past Five Years
--------------------------------------------------------------------------------------------------------------
George A. Rio (44)          President      Executive Vice President and Director of Client Services, FDI
                                           (March 1998 to present)
                                           Senior Vice President and Senior Key Account Manager, Putnam
                                           Mutual Funds (June 1995 to March 1998)
                                           Director Business Development, First Data Corporation
                                           (May 1994 to June 1995)
                                           Senior Vice President and Manager of Client services and
                                           Director of Internal Audit, The Boston Company, Inc.
                                           (September 1983 to May 1994)
--------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (34) Vice President  Vice President and Associate General Counsel, FDI
                                           (since July 1996)
                                           Assistant Counsel, Forum Financial Group (April 1994 to July
                                           1996)
                                           Compliance Officer, Putnam Investments (from 1992 to 1994)
--------------------------------------------------------------------------------------------------------------
Mary A. Nelson (34)        Vice President  Vice President and Manager of Treasury Services and
                                           Administration, FDI
                                           Assistant Vice President and Client Manager, The Boston
                                           Company, Inc. (1989 to 1994)
--------------------------------------------------------------------------------------------------------------
Maryanne Roepke, CPA (43)  Vice President  Senior Vice President, Treasurer and Principal Accounting
                           and Treasurer   Officer, ACSC
--------------------------------------------------------------------------------------------------------------
David C. Tucker (40)       Vice President  Senior Vice President and General Counsel, ACSC and ACIM
                                           (June 1998 to present)
                                           General Counsel, ACC (June 1998 to present)
                                           Consultant to mutual fund industry (May 1997 to April 1998)
                                           Vice President and General Counsel, Janus Companies
                                           (1990 to 1997)
--------------------------------------------------------------------------------------------------------------
Paul J. Carrigan Jr.       Secretary       Secretary, ACC (February 1998 to present)
                                           Director of Legal Operations (February 1996 to present)
                                           Board Communications Manager, The Benham Company  (April
                                           1994 to January 1996)
                                           Legal Coordinator, State of California Health & Welfare Agency
                                           (February 1992 to March 1994)
--------------------------------------------------------------------------------------------------------------
C. Jean Wade (35)           Controller     Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------------------------------------
Jon Zindel (32)             Tax Officer    Director of Taxation, ACSC (since 1996)
                                           Tax Manager, Price Waterhouse LLP (1989)
--------------------------------------------------------------------------------------------------------------



22                                                 AMERICAN CENTURY INVESTMENTS


 THE FUNDS' PRINCIPAL SHAREHOLDERS


    As of January 31, 1999, the following companies were the record owners of more than 5% of a fund's outstanding shares:

    The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of a fund's outstanding shares. As of January 31, 1999, the officers and directors of the funds, as a group, own less than 1% of any fund's outstanding shares.

                                                               Percentage
                                                               of Shares
Fund                   Shareholder                             Outstanding
--------------------------------------------------------------------------------
Growth                 Nationwide Life Insurance Company          7.9%
                       Columbus, Ohio
                       State Street Bank and Trust Company        7.9%
                       Boston, Massachusetts
--------------------------------------------------------------------------------
Ultra                  Charles Schwab & Company                   8.1%
                       San Francisco, California
                       Nationwide Life Insurance Company          7.2%
                       Columbus, Ohio
--------------------------------------------------------------------------------
Bond                   Charles Schwab & Company                   7.5%
                       San Francisco, California
--------------------------------------------------------------------------------
Heritage               Bankers Trust Company                     14.8%
                       as Trustee for Kraft General Foods
                       Jersey City, New Jersey
                       Bankers Trust Company                      7.5%
                       as Trustee for Philip Morris
                       Deferred Profit Trust
                       Jersey City, New Jersey
--------------------------------------------------------------------------------
Limited-Term Bond      American Century Investment
                       Management, Inc.                          54.0%
                       Kansas City, Missouri
--------------------------------------------------------------------------------
Intermediate-Term Bond American Century Investment
                       Management, Inc.                           7.5%
                       Kansas City, Missouri
                       Charles Schwab & Company                   5.7%
                       San Francisco, California
                       Chase Manhattan Bank NA as Trustee
                       for Gza Geo Environmental Inc.             5.7%
                       Restated 401 (k) Profit Sharing
                       Plan and Trust
                       New York New York
--------------------------------------------------------------------------------
New Opportunities      American Century Investment
                       Management, Inc.                           5.8%
                       Kansas City, Missouri
--------------------------------------------------------------------------------
High-Yield             American Century Investment
                       Management, Inc.                          23.0%
                       Kansas City, Missouri



STATEMENT OF ADDITIONAL INFORMATION                                       23


SERVICE PROVIDERS

    The funds have no employees. To conduct the funds' day-to-day activities, the funds have hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds and is described below.

    The advisor and the transfer agent, ACSC, are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

INVESTMENT ADVISOR

    Each fund has an investment management agreement with the advisor, American Century Investment Management, Inc., dated August 1, 1997. This agreement was approved by the shareholders of each of the funds on July 30, 1997.

    A description of the responsibilities of the advisor appears in the Prospectus under the heading "Management."


    For the services provided to the funds, the advisor receives a monthly fee based on a percentage of the average net assets of the fund. Tax-Managed Value has a stepped fee as described below:

--------------------------------------------------------------------------------
First $500 million                                                1.10%
Next $500 million                                                 1.00%
More than $1 billion                                              0.90%
--------------------------------------------------------------------------------

    For Tax-Managed Value, the schedule for the Institutional Class is lower by 0.2000% at each graduated step. For example, if the Investor Class is 0.3000% for the first $2 billion, the Institutional Class is 0.1000%. (0.3000% minus 0.2000%) for the first $2 billion. The schedule for the Advisor Class is lower by 0.2500% at each graduated step.

    The rest of the funds do not have a stepped fee. Their management fee is described in their respective prospectuses.

    On the first business day of each month, the funds pay a management fee to the advisor for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of a fund's net assets during the previous month, by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the funds' Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the funds' Board of Directors, or by a vote of a majority of outstanding votes, on 60 days' written notice to the advisor, and that it shall be automatically terminated if it is assigned.


    The management agreement provides that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


    The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.


    Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed



24                                                  AMERICAN CENTURY INVESTMENTS


by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

    The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The funds' Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the funds participate at the average share price for all transactions in that security on a given day and share transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.


    Investment management fees incurred by each fund by class for the fiscal periods ended October 31, 1998, 1997 and 1996, are indicated in the tables on the following page.


OTHER ADVISORY RELATIONSHIPS

    In addition to managing the funds, the advisor also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies:

    American Century World Mutual Funds, Inc.
    American Century Premium Reserves, Inc.
    American Century Variable Portfolios, Inc.
    American Century Capital Portfolios, Inc.
    American Century Strategic Asset Allocations, Inc.
    American Century Municipal Trust
    American Century Government Income Trust
    American Century Investment Trust
    American Century Target Maturities Trust
    American Century Quantitative Equity Funds
    American Century International Bond Funds.
    American Century California Tax-Free and Municipal Funds

TRANSFER AGENT AND ADMINISTRATOR

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the funds. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the funds and of the advisor. The advisor pays American Century Services Corporation for such services.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager

    Pursuant  to  a  Sub-Administration   Agreement  with  the  manager,   Funds
Distributor, Inc. (FDI) serves as the Co-Administrator for the fund. FDI is responsible for (i) providing certain officers of the fund and (ii) reviewing and filing marketing and sales literature on behalf of the fund. The fees and expenses of FDI are paid by the manager out of its unified fee.

DISTRIBUTOR

    The funds' shares are distributed by Funds Distributors, Inc., a registered broker-dealer. The distributor is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The distributor's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

    The distributor is the principal underwriter of the funds' shares. The distributor makes a continuous, best efforts underwriting of the funds' shares. This means that the distributor has no liability for unsold shares.

OTHER SERVICE PROVIDERS

CUSTODIAN BANKS

    Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the funds. The custodians take no part in determining the


STATEMENT OF ADDITIONAL INFORMATION                                          25


UNIFIED MANAGEMENT FEES (INVESTOR CLASS)


Fund                             1998              1997                1996
--------------------------------------------------------------------------------
Growth                     $  57,367,329     $   48,471,501      $   47,632,557
Ultra                         246,426,714        204,559,641         162,200,631
Select                        53,760,572         44,606,368          39,305,054
Vista                         13,820,810         19,475,457          20,195,923
Heritage                      12,484,448         11,959,020          10,572,605
Balanced                      9,501,108          8,997,750           8,345,585
Tax-Managed Value             N/A                N/A                 N/A
Giftrust                      9,584,768          9,052,939           7,161,935
New Opportunities             3,605,875          2,150,593
Limited-Term Bond             129,239            78,059              52,116
Intermediate-Term Bond        159,444            131,239             108,870
Bond                          1,088,573          1,057,545           1,148,428
High-Yield                    245,103            8,462
--------------------------------------------------------------------------------

UNIFIED MANAGEMENT FEES (ADVISOR AND INSTITUTIONAL CLASS)

Fund                                 Years Ended October 31,
                               1998              1997            1996
--------------------------------------------------------------------------------
Select
  Advisor                   $  11,281        $   2,076       $      -
  Institutional               106,461           58,797              -
Heritage
  Advisor                       5,250              256              -
  Institutional                   737              386              -
Growth
  Advisor                      26,893            1,341              -
  Institutional                 3,902              520              -
Ultra
  Advisor                     502,147          151,348          7,146
  Institutional                72,042           29,381              -
Vista
  Advisor                      41,497           47,319          3,127
  Institutional                27,834           80,429              -
Balanced
  Advisor                      48,200           24,173              -
Limited-Term Bond
  Advisor                       2,289                -              -
Intermediate-Term Bond
  Advisor                      13,376              482              -
Benham Bond
  Advisor                       7,793              307              -



26                                                  AMERICAN CENTURY INVESTMENTS


investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS


    Deloitte & Touche LLP is the independent auditor of the funds. The address of Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas City, Missouri 64106. As the independent auditor of the funds, Deloitte & Touche provides services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for each fund.


BROKERAGE ALLOCATION

SELECT, HERITAGE, GROWTH, ULTRA, VISTA, TAX-MANAGED VALUE, GIFTRUST AND THE EQUITY PORTION OF BALANCED


    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds' policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.

    The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the funds. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor proposes to continue to place some of the funds' brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The manager does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the funds.


    In the years ended October 31, 1998, 1997 and 1996, the brokerage commissions of each fund were as follows:


Fund                  1998                1997                1996
-----------------------------------------------------------------------------
Select            $12,083,920        $  6,524,088       $  8,157,658
Heritage            3,733,656           1,649,678          3,093,265
Growth             10,326,945           5,774,694         13,577,767
Ultra              46,022,210          33,165,434         22,985,927
Vista               5,035,186           2,569,051          2,246,175
Tax-Managed
 Value                    N/A                N/A                 N/A
Giftrust            1,848,117          1,329,818             886,460
Balanced            1,112,389            957,506           1,038,530
New
 Opportunities        420,737            264,078                 N/A
-----------------------------------------------------------------------------

    The brokerage commissions paid by the funds may exceed those which another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

    The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the funds and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the funds to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The funds regularly place its over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.



STATEMENT OF ADDITIONAL INFORMATION                                          27


LIMITED-TERM BOND, INTERMEDIATE-TERM BOND, BOND, HIGH-YIELD AND THE FIXED-INCOME PORTION OF BALANCED

    Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. In many transactions, the selection of the broker or dealer is determined by the availability of the desired security and its offering price. In other transactions, the selection of broker or dealer is a function of the selection of market and the negotiation of price, as well as the broker's general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor may choose to purchase and sell portfolio securities to and from dealers who provide services or research, statistical and other information to the funds and to the advisor. Such information or services will be in addition to and not in lieu of the services required to be performed by the advisor, and the expenses of the advisor will not necessarily be reduced as a result of the receipt of such supplemental information.

INFORMATION ABOUT FUND SHARES


    Shares of each fund have equal voting rights, although each of the 13 funds named on the front of this Statement of Additional Information is a series of shares issued by the corporation. In addition, each series (or fund) may be divided into separate classes. See "Multiple Class Structure" that follows. Additional funds and classes may be added without a shareholder vote.

    Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation's (i.e., all funds') outstanding shares may be able to elect a Board of Directors. The corporation instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of directors is determined by the votes received from all the corporation shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.


    The assets belonging to each series or class of shares are held separately by the custodian and the shares of each series or class represent a beneficial interest in the principal, earnings and profit (or losses) of investment and other assets held for each series or class. Your rights as a shareholder are the same for all series or class of securities unless otherwise stated. Within their respective series or class, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

    In  the  event  of  complete   liquidation  or  dissolution  of  the  funds,
shareholders of each series or class of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series or class.


    Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.


MULTIPLE CLASS STRUCTURE

    The  funds'  Board of  Directors  has  adopted a  multiple  class  plan (the
Multiclass Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the funds may issue up to four classes of shares: an Investor Class, an Institutional Class, a Service Class and an Advisor Class. Not all funds offer all four classes.


    The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Institutional, Service and Advisor Classes are made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge these classes a lower total management fee. In addition to the management fee, however the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described beginning on page 29). The plan has been adopted by the funds' Board of Directors and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.



28                                                AMERICAN CENTURY INVESTMENTS


RULE 12B-1


    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the funds' Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the Plan). The Plan is described below

    In adopting the Plan, the Board of Directors (including a majority of directors who are not "interested persons" of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the funds and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Directors (including a majority of the independent directors) annually. The Plan may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.


MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the funds' Advisor Class of shares are also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries such as banks, broker-dealers and insurance companies. The funds' distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds' shares and/or the use of the funds' shares in various investment products or in connection with various financial services.


    Certain recordkeeping and administrative services that are provided by the funds' transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the funds' shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds' advisor has reduced its management fee by 0.25% per annum with respect to the Advisor Class shares and the funds' Board of Directors has adopted a Master Distribution and Shareholder Services Plan. Pursuant to the Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily assets of the funds' Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described below) and 0.25% of which is paid for distribution services.

    Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the funds as underlying investment media) of shares and placing purchase, exchange and redemption orders with the funds' distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions;
(c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services; (e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i)



STATEMENT OF ADDITIONAL INFORMATION                                          29



preparing and forwarding shareholder communications from the funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and (j) providing other similar administrative and sub-transfer agency services. Shareholder Services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to Selling Agreements; (b) compensation to registered representatives or other employees of distributor who engage in or support distribution of the funds' Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the funds' shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional and compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD; and (n) such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.


BUYING AND SELLING FUND SHARES

    Information about buying, selling and exchanging fund shares is contained in the American Century Investor Services Guide. The guide is available to investors without charge and may be obtained by calling us.

VALUATION OF A FUND'S SECURITIES


    Each fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange), usually at 4 p.m. Eastern time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1999: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.


    The  advisor  typically  completes  its  trading  on  behalf of each fund in various markets before the Exchange closes for the day. Each fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

    The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair


30                                                  AMERICAN CENTURY INVESTMENTS


value as determined in accordance with procedures adopted by the Board of Directors.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

    Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

    Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.


    The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.


    Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    Trading of these securities in foreign markets may not take place on every exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the exchange is not open and on which the funds' net asset value is not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the funds' portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

TAXES

FEDERAL INCOME TAX

    Each fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the funds in the manner they were realized by the funds.


    If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. The dividends from net income may qualify for the 70% dividends received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days. Distributions from gains on assets held greater than 12 months are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain to you with respect to such shares.



STATEMENT OF ADDITIONAL INFORMATION                                           31


    Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect to investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.


    If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for the shareholder to utilize the foreign tax credit, the mutual fund shares must have been held for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be separately disclosed and may be eligible as an itemized deduction.

    If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a fund (including redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.


STATE AND LOCAL TAXES

    Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.


HOW FUND PERFORMANCE INFORMATION IS CALCULATED


    The funds may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.

    All performance information advertised by the funds is historical in nature and is not intended to


32                                                AMERICAN CENTURY INVESTMENTS


represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

EQUITY FUNDS

    Total returns quoted in advertising and sales literature reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the funds' performance is not constant over time, but changes from year-to-year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    The tables on page 34 set forth the average annual total return for the various classes of the equity funds and Balanced for the one-, five- and 10-year periods (or the period since inception) ended October 31, 1998, the last day of the funds' fiscal year.

    In addition to average annual total returns, each fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.


    As a new fund, performance information for Tax-Managed Value is not available as of the date of this Statement of Additional Information.



STATEMENT OF ADDITIONAL INFORMATION                                         33


AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
Fund                    1 year     5 years     10 years      From Inception
--------------------------------------------------------------------------------
Growth(1)              18.53%      15.52%      16.96%        18.50%
Ultra(2)               17.61%      15.93%      22.33%        17.83%
Select(3)              22.96%      14.94%      15.21%        17.20%
Vista(4)              -31.94%       1.86%      10.07%         9.16%
Heritage(5)           -15.87%       7.57%      12.25%        13.45%
Balanced(6)            10.46%      11.05%      12.58%        12.44%
Giftrust(7)           -31.55%       3.79%      16.12%        15.36%
New Opportunities(8)  -10.17%         N/A         N/A        -2.52%
--------------------------------------------------------------------------------

(1) Commenced operations on June 30, 1971. Although the fund's actual inception date was October 31, 1958, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Commenced operations on November 2, 1981.

(3) Commenced operations on June 30, 1971. Although the fund's actual inception date was October 31, 1958, this inception date corresponds with the management company's implementation of its current investment philsophy and practices.

(4) Commenced operations on November 25, 1983.

(5) Commenced operations on November 10, 1987.

(6) Commenced operations on October 20, 1988.

(7) Commenced operations on November 25, 1983.

(8) Commenced operations on December 26, 1996.

AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
Fund                               1 year                 From
Inception
--------------------------------------------------------------------------------
Growth(1)                          18.23%                 23.88%
Ultra(2)                           17.36%                 17.67%
Select(3)                          22.67%                 15.63%
Vista(4)                          -32.08%                -19.83%
Heritage(5)                       -16.03%                 -9.63%
Balanced(6)                        10.15%                 13.06%
--------------------------------------------------------------------------------

(1) Commenced operations on June 4, 1997.

(2) Commenced operations on October 2, 1996.

(3) Commenced operations on August 8, 1997.

(4) Commenced operations on October 2, 1996.

(5) Commenced operations on July 11, 1997.

(6) Commenced operations on January 6, 1997.

AVERAGE ANNUAL TOTAL RETURNS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Fund                               1 year                  From
Inception
--------------------------------------------------------------------------------
Growth(1)                          18.77%                  20.11%
Ultra(2)                           17.85%                  16.93%
Select(3)                          23.22%                  26.37%
Vista(4)                          -31.72%                 -17.63%
Heritage(5)                       -15.67%                  -5.74%
--------------------------------------------------------------------------------

(1) Commenced operations on June 16, 1997.

(2) Commenced operations on November 14, 1996.

(3) Commenced operations on March 13, 1997.

(4) Commenced operations on November 14, 1996.

(5) Commenced operations on June 16, 1997.


34                                                AMERICAN CENTURY INVESTMENTS


FIXED INCOME FUNDS AND BALANCED

    Yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.

    The following table sets forth yield quotations for the various classes of the fixed-income funds and Balanced for the 30-day period ended October 31, 1998, the last day of the fiscal year pursuant to computation methods prescribed by the SEC.


Fund                               Investor Class             Advisor Class
--------------------------------------------------------------------------------
Limited-Term Bond                  4.59                       4.34
Intermediate-Term Bond             4.95                       4.70
Bond                               5.24                       4.99
Balanced                           2.08                       1.84
High-Yield                        10.36                       N/A
--------------------------------------------------------------------------------


    The fixed income funds may also elect to advertise cumulative total return and average annual total return, computed as described above.


    The following table shows the cumulative total return and the average annual total return of the Investor Class of the fixed income funds since their respective dates of inception (as noted) through October 31, 1998.

                           Cumulative
                           Total Return         Average
                           Since                Annual            Date of
Fund                       Inception            Total Return      Inception
--------------------------------------------------------------------------------
Limited-Term Bond           30.03              5.79               3/1/94
Intermediate-TermBond       35.63              6.75               3/1/94
Bond                       137.31              7.69               3/2/87
Balanced                   224.17             12.44               10/20/88
High-Yield                  -4.44             -4.10               9/30/97
--------------------------------------------------------------------------------


ADDITIONAL PERFORMANCE COMPARISONS

    The funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indices of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indices and historical data supplied by major securities brokerage or investment advisory firms. The funds also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the funds.

PERMISSIBLE ADVERTISING INFORMATION

    From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descrip-


STATEMENT OF ADDITIONAL INFORMATION                                          35


tions of past or  anticipated  portfolio  holdings for one or more of the funds;
(5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the funds. The funds also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

MULTIPLE CLASS PERFORMANCE ADVERTISING

    Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the advisor may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class and for periods after the first full quarter after inception, actual performance of the new class will be used.

FINANCIAL STATEMENTS


    The financial statements of the funds (other than Tax-Managed Value) are included in the Annual Reports to shareholders for the fiscal year ended October 31, 1998. Each Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the back cover of this Statement of Additional Information.



36                                                 AMERICAN CENTURY INVESTMENTS


EXPLANATION OF FIXED-INCOME SECURITIES RATINGS


    As described in the Prospectuses, the funds may invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the Prospectuses. The following is a summary of the rating categories referenced in the prospectus disclosure.


BOND RATINGS

S&P   Moody's   Description
--------------------------------------------------------------------------------

AAA   Aaa       These are the highest ratings assigned by S&P and Moody's to a debt obligation and indicates an extremely  strong capacity to pay interest and repay principal.
--------------------------------------------------------------------------------
AA    Aa        Debt  rated in this  category  is  considered  to have a very strong  capacity to pay interest and repay principal and differs from AAA/Aaa issues only in a small degree.
--------------------------------------------------------------------------------
A     A         Debt rated A has a strong  capacity to pay  interest and repay principal  although  it is  somewhat  more  susceptible  to  the
                adverse  effects  of  changes  in  circumstances   and  economic
                conditions than debt in higher-rated categories.
--------------------------------------------------------------------------------
BBB   Baa       Debt rated BBB/Baa is regarded as having an adequate
                capacity to pay interest and repay principal. Whereas it
                normally exhibits adequate protection parameters, adverse
                economic conditions or changing circumstances are more
                likely to lead to a weakened capacity to pay interest and
                repay principal for debt in this category than in
                higher-rated categories.
--------------------------------------------------------------------------------
BB    Ba        Debt rated BB/Ba has less near-term vulnerability to default than other speculative issues. However, it faces major
                ongoing uncertainties or exposure to adverse business,
                financial or economic conditions that could lead to
                inadequate capacity to meet timely interest and principal
                payments. The BB rating category also is used for debt
                subordinated to senior debt that is assigned an actual
                or implied BBB- rating.
--------------------------------------------------------------------------------
B     B         Debt  rated  B has a  greater  vulnerability  to  default  but
                Currently  has  the  capacity  to  meet  interest  payments  and principal  repayments.  Adverse business,  financial or economic conditions  will likely impair  capacity or  willingness  to pay interest and repay principal. The B rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied BB/Ba or BB-/Ba3 rating.
--------------------------------------------------------------------------------
CCC   Caa       Debt rated CCC/Caa has a currently identifiable vulnerability to default and is dependent upon favorable business,
                financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
                The CCC/Caa rating category is also used for debt
                subordinated  to  senior  debt  that is  assigned  an  actual or implied B or B-/B3 rating.
--------------------------------------------------------------------------------
CC    Ca        The rating CC/Ca typically is applied to debt subordinated to senior debt that is assigned an actual or implied
                CCC/Caa rating.
--------------------------------------------------------------------------------
C     C         The rating C typically is applied to debt subordinated to
                senior debt, which is assigned an actual or implied CCC-/Caa3 debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
--------------------------------------------------------------------------------
CI    -         The  rating  CI is  reserved  for  income  bonds  on  which no interest is being paid.
--------------------------------------------------------------------------------
D     D         Debt rated D is in payment  default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


STATEMENT OF ADDITIONAL INFORMATION                                      37


    To provide more detailed indications of credit quality, the Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody's adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch Investors Service, Inc. also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor's.


COMMERCIAL PAPER RATINGS

S&P      Moody's         Description
--------------------------------------------------------------------------------
A-1      Prime-1         This indicates that the degree of safety regarding
         (P-1)           timely payment is strong. Standard & Poor's
                         rates  those  issues  determined  to possess  extremely
                         strong safety characteristics as A-1+.
--------------------------------------------------------------------------------
A-2      Prime-2         Capacity for timely payment on commercial paper is
         (P-2)           satisfactory, but the relative degree of
                         safety  is not as high as for  issues  designated  A-1.
                         Earnings trends and coverage ratios,  while sound, will
                         be   more   subject   to   variation.    Capitalization
                         characteristics,  while still appropriated, may be more
                         affected  by  external   conditions.   Ample  alternate
                         liquidity is maintained.
--------------------------------------------------------------------------------
A-3      Prime-3         Satisfactory capacity for timely repayment. Issues
         (P-3)           That carry this rating are somewhat more  vulnerable
                         to the adverse changes in circumstances than
                         obligations carrying the higher designations.
--------------------------------------------------------------------------------

NOTE RATINGS

S&P      Moody's         Description
--------------------------------------------------------------------------------
SP-1     MIG-1; VMIG-1   Notes are of the highest quality enjoying strong
                         protection from established cash flows of funds
                         for their servicing or from established and
                         broad-based access to the market for refinancing,
                         or both.
--------------------------------------------------------------------------------
SP-2     MIG-2; VMIG-2   Notes are of high quality, with margins of
                         protection ample, although not so large as in the
                         preceding group.
--------------------------------------------------------------------------------
SP-3     MIG-3; VMIG-3   Notes are of favorable quality, with all security
                         elements accounted for, but lacking the undeniable
                         strength of the preceding grades. Market access
                         for refinancing, in particular, is likely to be
                         less well established.
--------------------------------------------------------------------------------
SP-4     MIG-4; VMIG-4   Notes are of adequate quality, carrying specific
                         risk but having protection and not distinctly or
                         predominantly speculative.
--------------------------------------------------------------------------------


38                                               AMERICAN CENTURY INVESTMENTS


       MORE INFORMATION ABOUT THE FUNDS IS CONTAINED IN THESE DOCUMENTS

ANNUAL AND SEMIANNUAL REPORTS

     These contain more information about the funds' investments and the market conditions and investment strategies that significantly affected the funds' performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that these are legally part of this SAI.

You can receive a free copy of the annual and semiannual reports, and ask any questions about the funds, by contacting us at one of the addresses or phone numbers listed below.

If you own or are considering purchasing fund shares through

* an employer-sponsored retirement plan

* a bank

* a broker-dealer

* an insurance company

* another financial intermediary

you can receive the annual and semiannual reports directly from them.

You also can get information about the funds from the Security and Exchange Commission (SEC).

* In person          SEC Public Reference Room Washington, D.C.
                     Call 1-800-SEC-0330 for location and hours.

* On the Internet    www.sec.gov

* By mail            SEC Public Reference Section  Washington, D.C. 20549-6009
                     (The SEC will charge a  fee for copying the  documents.)

Investment Company Act File No. 811-0816
--------------------------------------------------------------------------------
[american century logo(reg.sm)]
American
Century

AMERICAN CENTURY INVESTMENTS
P.O. Box 419200
Kansas City, Missouri 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

WWW.AMERICANCENTURY.COM

FAX  816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485


BUSINESS; NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533


SH-SAI-17720   9908